SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  1-10434                13-1726769
       (State or other          (Commission File         (I.R.S. Employer
       jurisdiction of                Number)          Identification Number)
       incorporation or
        organization)

                    Pleasantville, New York               10570-7000
              (Address of principal executive             (Zip Code)
                            offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000





                                                           Page 1 of 24 pages.



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ITEM 5.     Other Events.

      Filed herewith is the company's news release, issued on July 31, 2002, relating to earnings and guidance (Exhibit 99.1); remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on July 31, 2002 (Exhibit 99.2); remarks delivered to analysts and investors by Michael
S. Geltzeiler, Senior Vice President and Chief Financial Officer, on July 31, 2002 (Exhibit 99.3).


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial statements of business acquired
            Not applicable

      (b)   Pro forma financial information
            Not applicable

(c)   Exhibits

        Number                        Description

        99.1 The company's news release, issued on July 31, 2002, relating to earnings and guidance.

        99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on July 31, 2002.

        99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on July 31, 2002.

                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE READER'S DIGEST ASSOCIATION, INC.
                                                (Registrant)


Date:  July 31, 2002
                                 /s/MICHAEL S. GELTZEILER
                                    Michael S. Geltzeiler
                                    Senior Vice President and
                                    Chief Financial Officer

                                       EXHIBIT INDEX



Exhibit No.                         Description

99.1 The company's news release, issued on July 31, 2002, relating to earnings and guidance.

99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on July 31, 2002.

99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on July 31, 2002.